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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     February 14, 2001
                                                --------------------------------



                            CTI GROUP (HOLDINGS) INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



       Delaware                     000-10560                  51-0308583
--------------------------    ----------------------      ---------------------
  (State or Other Juris-     (Commission File Number)     (IRS Employer Identi-
 diction of Incorporation)                                     fication No.)


2550 Eisenhower Avenue, Norristown, PA                           19403
----------------------------------------                   -----------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code    610-666-1700
                                                   -----------------



         (Former name or former address, if changed since last report.)

                      ------------------------------------




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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

(a) Pursuant to an Agreement and Plan of Merger ("the Centillion Merger Agreement"), dated as of February 3, 2000, by and between CTI Group (Holdings) Inc., a Delaware corporation ("CTIG" or "Company") and Centillion Data Systems, Inc. ("Centillion"), an Indiana corporation, all of the issued and outstanding shares of capital stock of Centillion were exchanged for 20,531,587 shares of CTIG (the "Centillion Merger"). CTIG was the surviving company in the Centillion Merger. The effective date of the Centillion Merger was February 12, 2001.

The Centillion Merger Agreement had been previously adopted by the unanimous consents of the Boards of Directors of the Company and Centillion, and approved by the majority of shareholders of the Company and Centillion, respectively, on February 12, 2001.

Following the effective time of the Centillion Merger all of the outstanding shares of Centillion common stock, along with cash in the amount of approximately $16.4 million, including proceeds received from settlement of patent claims Centillion had been pursuing, were exchanged for 17,698,253 shares of the Company's Class A common stock and 2,833,334 shares of the Company's Class B common stock (CTIG's common stock was redesignated as either Class A or Class B pursuant to the Centillion Merger Agreement), thereby resulting in the acquisition of approximately 72% control of CTIG by the former stockholders of Centillion. Of the 17,698,253 shares of CTIG Class A common stock received by Centillion shareholders, 4,402,416 shares were issued based upon the receipt of approximately $11 million, which cash related to recent settlements of patent claims which Centillion held, and which it was obligated to contribute pursuant to the terms of the Centillion Merger Agreement.

Prior to the merger, CTIG had 7,541,255 shares of common stock issued and outstanding. Upon effectiveness of the Centillion Merger, CTIG had 28,432,843 shares of common stock issued and outstanding.

The Centillion Merger also resulted in the adoption of amendments to the Company's Certificate of Incorporation and bylaws. The amendments resulted in the redesignation of the Company's common stock as either Class A or Class B and classification of the Board into three classes with Class B shareholders (all of which are former Centillion shareholders) having the exclusive right to elect directors of the Company until 2002. Additionally, the above amendments resulted in the designation of the Company's Board of Directors, which, following the Centillion Merger consists of four members from the board of directors of the former Centillion, and three members continuing from the pre-merger CTIG Board.

Pursuant to the Centillion Merger Agreement, Anthony P. Johns, President and Chief Executive Officer entered into an agreement to continue in that position for the three years following the effective time of the Centillion Merger.

A copy of the Centillion Merger Agreement is incorporated herein by reference as an annex to the definitive Proxy Statement filed by the Company with the Securities and Exchange Commission on January 23, 2001, and such annex modifies the foregoing description.

(b) The following table contains information regarding the shareholders of CTIG, its current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock following the Centillion
Merger:


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


                                                    Class A                                 Class B
Name and Address of Beneficial Owner                Shares                Percent            Shares         Percent
------------------------------------                ------                -------            ------         -------

Anthony P. Johns                                  1,963,456(1)                7.7                   0               0
c/o CTI Group (Holdings) Inc.
2550 Eisenhower Avenue
Norristown, PA 19403

Rupert D. Armitage                                  396,219(2)                1.5                   0               0
c/o Ambit Research
100 New Kings Road
London SW64LX United Kingdom

Graham Bevington                                     32,938(3)                0.1                   0               0
c/o Mitel Telecom Ltd.
Portskewett, Monmouthshire
NP 26 5YR United Kingdom

Harold D. Garrison                                1,299,515(4)                5.1             208,041(5)         7.3
c/o Centillion Data Systems, Inc.
333 North Alabama Street
Suite 240
Indianapolis, IN 46204

Salah N. Osseiran                                14,811,838(6)               57.9           2,371,244(7)        83.7
c/o Centillion Data Systems, Inc.
333 North Alabama Street
Suite 240
Indianapolis, IN 46204

Michael H. Leeds                                          0                     0                   0               0
c/o Centillion Data Systems, Inc.
333 North Alabama Street
Suite 240
Indianapolis, IN 46204

Thomas W. Grein                                           0                     0                   0               0
c/o Centillion Data Systems, Inc.
333 North Alabama Street
Suite 240
Indianapolis, IN 46204

David A. Warren                                           0                     0                   0               0
Celltech Information Systems, Inc.
15425 I45 North, Suite 200
Houston, TX 77090

All directors and executive officers
 as a group (9  individuals)                     18,557,577                  72.5           2,579,284            91.0



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Notes to pro forma security ownership of beneficial owners and management:

(1)  Includes options to purchase 100,000 shares of common stock of CTIG.

(2)  Includes vested options to purchase 30,000 shares of common stock of CTIG.

(3)  Includes vested options to purchase 15,000 shares of common stock of CTIG.

(4) Includes 591,927 shares owned by Sunset LLC, of which Mr. Garrison is the Managing Member, and 385,564 shares which will be owned by XCI Holdings, Inc., of which Mr. Garrison is Chairman and Chief Executive Officer.

(5) Includes 94,762 shares owned by Sunset LLC, of which Mr. Garrison is the Managing Member, and 61,725 shares which will be owned by XCI Holdings, Inc., of which Mr. Garrison is Chairman and Chief Executive Officer.

(6) Includes 13,204,366 shares owned by Hawazen, BVI of which Mr. Osseiran the sole shareholder and 1,607,472 shares which will be owned by Fairford Holdings, Ltd., of which Mr. Osseiran is also the sole shareholder.

(7) Includes 2,113,902 shares owned by Hawazen, BVI of which Mr. Osseiran is the sole shareholder and 257,342 shares which will be owned by Fairford Holdings, Ltd., of which Mr. Osseiran is also the sole shareholder.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

A description of the transactions pursuant to which the Company has acquired a significant amount of assets otherwise than in the ordinary course of business is set forth in Item 1 above, which description is incorporated herein by this reference. Additionally, a description of a transaction pursuant to which the Company has acquired a significant amount of assets through its acquisition of all of the outstanding stock of Celltech Information Systems, Inc. is set forth in Item 5 below, which description is incorporated herein by reference.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On February 13, 2001, the Board of Directors of the Company adopted December 31 as the Fiscal Year of the Company, which is the accounting fiscal year end of Centillion, which is deemed to be the successor in the Centillion Merger for accounting purposes. The independent auditing firm of Olive LLP has audited the financial statements of Centillion for the past two fiscal years. The independent auditing firm of Deloitte & Touche LLP has audited the financial statements of CTIG for the past two fiscal years.


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ITEM 5.  OTHER EVENTS.

(a) Pursuant to an Agreement and Plan of Merger ("the Celltech Merger Agreement") dated as of April 5, 2000 by and between the Company, CTI Billing Solutions, Inc. ("CTIB"), a wholly owned subsidiary of the Company, Celltech Information Systems, Inc., a Delaware corporation ("Celltech") and all of Celltech's shareholders, all of the issued and outstanding shares of capital stock of Celltech were exchanged for 2,217,501 shares of CTIG Class A common stock (the "Celltech Merger"). CTIB was the surviving company in the Celltech Merger. The effective date of the Celltech Merger was February 12, 2001.

The Celltech Merger Agreement had been previously adopted by the unanimous consent of the respective boards of directors of the Company and Celltech, and approved by the majority of shareholders of the Company on February 12, 2001, and by all of the shareholders of Celltech pursuant to a written consent dated as of April 5, 2000.

Prior to the Celltech Merger, CTIG had 28,432,843 shares of common stock issued and outstanding. Upon effectiveness of the Celltech Merger, CTIG had 30,650,344 shares of common stock issued and outstanding.

A copy of the Celltech Merger Agreement is incorporated herein by reference as an annex to the definitive Proxy Statement filed by the Company with the Securities and Exchange Commission on January 23, 2001, and such annex modifies the foregoing description.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

  Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Audited financial statements of Centillion and Celltech as of and for the years ended December 31, 1999 and 1998 and unaudited financial statements of Centillion and Celltech as of September 30, 2000 and for the nine months ended September 30, 2000 and 1999 were filed in connection with the Company's Proxy Statement on January 23, 2001 and are incorporated herein by reference.

Unaudited pro forma financial data reflecting the above transactions as if they occurred on January 1, 1999 have been filed in connection with the Company's Proxy Statement on January 23, 2001 and are incorporated herein by reference. Such pro forma financial data includes an unaudited pro forma balance sheet as of September 30, 2000 and unaudited statements of operations for the year ended December 31, 1999 and the nine months ended September 30, 2000.

ITEM 8. CHANGE IN FISCAL YEAR.

The information set forth in Item 4 hereof with respect to the change in the Company's fiscal year is incorporated herein by reference as though set forth herein.

ITEM 9.  REGULATION FD DISCLOSURE.

  Not applicable.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CTI Group (Holdings) Inc.
                                           (Registrant)


Date: February 14, 2001                    By:      /s/ Anthony P. Johns
                                                    -----------------------
                                           Name:    Anthony P. Johns
                                           Title:   President and
                                                    Chief Executive Officer